UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2016

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2016, Renasant Corporation, a Mississippi corporation (the “Company”) and its wholly-owned subsidiary, Renasant Bank, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. and Sandler O’Neill & Partners, L.P., as representatives of the underwriters listed on Schedule I to the Underwriting Agreement (the “Underwriters”), for the issuance and sale of 1,900,000 shares of common stock, par value $5.00 per share, of the Company (“Common Stock”), for an aggregate purchase price of $78.9 million, or $41.50 per share, less underwriting discounts. The Company also has granted the Underwriters a 30-day option to purchase an additional 285,000 shares of Common Stock at the public offering price, less underwriting discounts.

The offering of the Common Stock closed on December 19, 2016. The net proceeds of the offering, after deducting the underwriting discounts and estimated expenses of the offering payable by the Company, and before giving effect to the option to purchase additional shares, were approximately $74.8 million.

Pursuant to the Underwriting Agreement, the Company and its directors and executive officers have entered into 60-day “lock-up” agreements with respect to sales of shares of Common Stock, subject to customary exceptions. The form of this agreement is attached to the Underwriting Agreement.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Common Stock in the offering is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the Underwriters against certain liabilities arising out of or in connection with the sale of Common Stock in the offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The offering and sale of the Common Stock was made pursuant to a prospectus supplement dated December 14, 2016 to the prospectus dated September 15, 2015 that was filed as part of the Company’s Registration Statement on Form S-3 (File No. 333-206966) under the Securities Act of 1933, as amended, which registration statement was filed with the U.S. Securities and Exchange Commission and automatically became effective on September 15, 2015. In connection with this offering, the legal opinion as to the legality of the Common Stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On December 14, 2016, the Company issued a press release announcing the pricing of its offering of Common Stock. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 19, 2016, the Company issued a press release announcing the closing of its previously-announced offering of Common Stock pursuant to the Underwriting Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated December 14, 2016, by and among Renasant Corporation, Renasant Bank and each of Keefe, Bruyette & Woods, Inc. and Sandler O’Neill & Partners, L.P., as representatives of the underwriters named therein.

5.1	Opinion of Phelps Dunbar LLP regarding the validity of the Common Stock.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1).

99.1	Press release dated December 14, 2016.

99.2	Press release dated December 19, 2016.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This communication reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of the Company. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made, and the Company does not assume any duty to update forward-looking statements, unless required by applicable law. Such forward-looking statements usually include words such as “expects,” “projects,” “proposes,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material.

Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include (1) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations; (2) the effect of economic conditions and interest rates on a national, regional or international basis; (3) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (4) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (5) the financial resources of, and products available to, competitors; (6) changes in laws and regulations, including changes in accounting standards; (7) changes in policy by regulatory agencies; (8) changes in the securities and foreign exchange markets; (9) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (10) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (11) an insufficient allowance for loan losses as a result of inaccurate assumptions; (12) general economic, market or business conditions; (13) changes in demand for loan products and financial services; (14) concentration of credit exposure; (15) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (16) other circumstances, many of which are beyond management’s control. Management undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: December 19, 2016	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated December 14, 2016, by and among Renasant Corporation, Renasant Bank and each of Keefe, Bruyette & Woods, Inc. and Sandler O’Neill & Partners, L.P., as representatives of the underwriters named therein.

5.1	Opinion of Phelps Dunbar LLP regarding the validity of the Common Stock.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1).

99.1	Press release dated December 14, 2016.

99.2	Press release dated December 19, 2016.